UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2007
MYLAN INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Corporate Drive Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 514-1800
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 14, 2007, Mylan Inc., a Pennsylvania corporation (the “Company”), entered into a Purchase Agreement (the “Common Stock Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 53,500,000 shares common stock, par value $0.50 per share, and an additional 8,025,000 shares subject to the Underwriters’ overallotment option (the “Common Stock”). A copy of the Common Stock Purchase Agreement is attached hereto as Exhibit 1.1. The Common Stock Purchase Agreement is dated and is deemed effective as of November 13, 2007.
     On November 14, 2007, the Company entered into a Purchase Agreement (the “Convertible Preferred Stock Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives of the Underwriters, pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 1,860,000 shares of its 6.50% mandatory convertible preferred stock, and an additional 279,000 shares subject to the Underwriters’ overallotment option (the “Convertible Preferred Stock” and together with the Common Stock, the “Securities”). A copy of the Convertible Preferred Stock Purchase Agreement is attached hereto as Exhibit 1.2. The Convertible Preferred Stock Purchase Agreement is dated and is deemed effective as of November 13, 2007.
     The Securities were offered pursuant to an effective Registration Statement on Form S-3, File No. 333-140778, dated February 20, 2007, under the Securities Act of 1933, as amended.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Company amended its Amended and Restated Articles of Incorporation, as amended, to create out of its authorized but unissued shares of Preferred Stock, par value $0.50 per share, the Convertible Preferred Stock referred to above, the designation and authorized number of shares of which, and the terms and relative rights, preferences and limitations of which, are set forth in such amendment. The amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference, was effective November 14, 2007.
Item 8.01. Other Events.
     The Company issued a press release dated November 19, 2007, announcing that it has completed $2.89 billion in equity financings through the sale of 53,500,000 shares of Common Stock at $14.00 per share and 2,139,000 shares of Convertible Preferred Stock at $1,000 per share. See Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1
Purchase Agreement, dated as of November 13, 2007, among the registrant, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives of the underwriters named in Schedule A thereto.

1.2
Purchase Agreement, dated as of November 13, 2007, among the registrant, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives of the underwriters named in Schedule A thereto.

3.1	Amendment to Amended and Restated Articles of Incorporation of the registrant.

99.1	Press Release of the registrant dated November 19, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.
Date: November 20, 2007	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Executive Vice President and Chief Financial Officer